UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2014

Sara Creek Gold Corp.
(Exact name of registrant as specified in its charter)

Nevada	98-0511130
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

326 S. Pacific Coast Highway, Suite 102 Redondo Beach, CA	90277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 316-3623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 17, 2014, Sara Creek Gold Corp. (“Sara Creek”, “we”, “us” or “our”) issued Convertible Promissory Notes to: (i) Robert Katic (“R. Katic”), a significant stockholder of Sara Creek, in the aggregate principal amount of $100,000 (the “R. Katic Convertible Note”), and (ii) Zev Capital, also in the aggregate principal amount of $100,000 (the “Zev Capital Convertible Note” and, together with the R. Katic Convertible Note, the “Convertible Notes”). Each Convertible Note bears simple interest on the unpaid principal balance of the respective Convertible Note at the rate of 12% per annum. The R. Katic Convertible Note matures on July 10, 2015; the Zev Capital Convertible Note matures on June 30, 2015. The Convertible Notes are convertible at any time prior to maturity at the option of the holder into “Conversion Units.” Each Conversion Unit consists of one share of common stock of Sara Creek and one warrant to purchase one-half share of common stock of Sara Creek at an exercise price of $0.25 per share. The number of Conversion Units in to which each Convertible Note is convertible is computed by dividing all of the then outstanding principal and accrued interest under the respective Convertible Note by $0.10 (as appropriately adjusted for any stock splits, stock combinations or similar events) (the “Conversion Rate”). Sara Creek will at all times reserve and keep available out of its authorized but unissued shares a sufficient number of shares of common stock to give effect to the conversion of the Convertible Notes. Sara Creek received gross proceeds in cash of $200,000 in connection with the issuance of the Convertible Notes, $100,000 of which was previously advanced by R. Katic on July 10, 2014, and $76,000 and $24,000 of which was previously advanced by Zev Capital on June 27, 2014 and July 3, 2014, respectively. The proceeds from the Convertible Notes are to be used for the purpose of allowing Tapia Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Sara Creek (“Tapia”), to make advances to TEG Oil & Gas USA, Inc., a Colorado corporation (“TEG”), under the terms of the Secured Subordinated Note Due December 29, 2014, issued by TEG in favor of Tapia, a copy of which is attached as Exhibit 10.1 to our Current Report on Form 8-K filed on June 5, 2014, as subsequently amended as described in Item 1.01 of our Current Report on Form 8-K filed on July 1, 2014 (as amended, the “TEG Note”). Any repayment of advances by TEG to Tapia under the terms of the TEG Note must (a) first, be used by Sara Creek to extinguish its obligations, if any, under the terms of the (i) Amended and Restated Secured Convertible Promissory Note, dated June 25, 2014, issued by Sara Creek in favor of Oceanside Strategies in the aggregate principal amount of $350,000, a copy of which is attached as Exhibit 10.2 to our Current Report on Form 8-K filed on July 8, 2014, and (ii) Secured Convertible Promissory Note, dated May 30, 2014, issued by Sara Creek in favor of Oceanside Strategies in the aggregate principal amount of $250,000, a copy of which is attached as Exhibit 10.4 to our Current Report on Form 8-K filed on June 5, 2014, and (b) second, if any amount of the advances repaid by TEG to Tapia remains, be used by Sara Creek to extinguish, on a pro rata basis, its remaining obligations under the Convertible Notes and any other note by which Sara Creek is similarly obligated to make repayment. The Convertible Notes also contain other terms and covenants of Sara Creek that are customary for an agreement of this type.

The foregoing description of the Convertible Notes is qualified in its entirety by the full text of the Convertible Notes, which are attached hereto as Exhibit 10.1 (R. Katic Convertible Note) and Exhibit 10.2 (Zev Capital Convertible Note), respectively, and incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

The issuance of the Convertible Notes described under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

The issuance of the Convertible Notes described under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. Forms of the warrants (one for United States investors and one for non-United States investors) issuable in connection with the issuance of the Convertible Notes are attached to our Current Report on Form 8-K filed on January 16, 2014 as Exhibits 10.1 and 10.2, respectively. The above description of the warrants is qualified by reference to the complete text of the warrants. However, the warrants, including without limitation any representations and warranties contained in the warrants, are not intended as documents for investors or the public to obtain factual information about the current state of affairs of Sara Creek. Rather, investors and the public should look to other disclosures contained in our reports under the Securities Exchange Act of 1934, as amended.

On July 17, 2014, we issued options to purchase 1,000,000 shares of our common stock to Smed Capital Corp. (in which Kristian Andresen, a director and significant stockholder of Sara Creek, has a beneficial ownership interest) (the “Smed Options”). The Smed Options have an exercise price of $0.10 per share and expire on May 13, 2024. The Smed Options were issued in consideration of Mr. Andresen’s cancellation of nonqualified options previously granted to him under the Sara Creek 2014 Stock Plan (the “Stock Plan”), as previously disclosed in our Current Report on Form 8-K filed on May 20, 2014. The Smed Options were not issued under the Stock Plan but are subject to Mr. Andresen’s continued status as a service provider to Sara Creek, including, without limitation, with respect to the vesting and forfeiture of the Smed Options.

The issuances of the securities described in this Item 3.02 were made in reliance upon the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”), including Regulation D promulgated thereunder, as transactions not involving a public offering, or pursuant to Regulation S as transactions not requiring registration under Section 5 of the Securities Act. In transactions made in reliance on the exemption from registration, the exemption was claimed on the basis that those transactions did not involve any public offering and the purchasers in each offering were accredited or sophisticated and had sufficient access to the kind of information registration would provide. In transactions made in reliance on Regulation S, the safe harbor from registration was claimed on the basis that they involved an offshore transaction, no directed selling efforts were made in the United States and appropriate offering restrictions were implemented. In each case, appropriate investment representations were obtained and stock certificates were issued with restrictive legends.

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 17, 2014, Kristian Andresen tendered his resignation as Secretary of Sara Creek. The resignation is not the result of any disagreement with Sara Creek regarding its operations, policies, practices or otherwise, but was tendered to allow Mr. Andresen to pursue other business opportunities. Mr. Andresen will continue to serve as a member of our Board of Directors.

The cancellation of Mr. Andresen’s options and issuance of replacement options to Smed Capital Corp. described under Item 3.02 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit Number	Description
10.1	Convertible Promissory Note, dated July 17, 2014, issued to Robert Katic
10.2	Convertible Promissory Note, dated July 17, 2014, issued to Zev Capital

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sara Creek Gold Corp.

Dated:	July 21, 2014

By:	/s/ Darren Katic
Darren Katic
Chief Executive Officer